EXHIBIT 99.5

                            The Item 1115 Agreement.

                                                                    Exhibit 99.5

      Item 1115 Agreement dated as of December 27, 2006 (this "Agreement"), between COUNTRYWIDE HOME LOANS, INC., a New York corporation ("CHL"), CWABS, INC., a Delaware corporation ("CWABS"), CWMBS, Inc., a Delaware corporation ("CWMBS"), CWALT, Inc., a Delaware corporation ("CWALT"), CWHEQ, Inc., a Delaware corporation ("CWHEQ") and UBS AG, as counterparty (the "Counterparty").

                                    RECITALS

            WHEREAS, CWABS, CWMBS, CWALT and CWHEQ each have filed Registration Statements on Form S-3 (each, a "Registration Statement") with the Securities and Exchange Commission (the "Commission") for purposes of offering mortgage backed or asset-backed notes and/or certificates (the "Securities") through special purpose vehicles (each, an "SPV").

            WHEREAS, on the closing date (the "Closing Date") of each transaction referenced in Exhibit A hereto (each, a "Transaction"), the Counterparty and CHL or an underwriter or dealer with respect to the Transaction, enter into certain derivative agreements (each, a "Derivative Agreement"), including interest rate caps and interest rate or currency swaps, for purposes of providing certain yield enhancements that are assigned to the SPV or the related trustee on behalf of the SPV or a swap or corridor contract administrator (each, an "Administrator").

            NOW, THEREFORE, in consideration of the mutual agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

Section 1.  Definitions

            Company Information: As defined in Section 4(a)(i).

            Company Financial Information: As defined in Section 2(a)(ii).

            Counterparty Guarantor: Any entity guaranteeing the obligations of the SPV or any affiliate providing derivative instruments to the SPV.

            Counterparty Guarantor Condition: Any Counterparty Guarantor or S-X Counterparty Guarantor shall, upon providing any guarantee have executed and delivered the joinder agreement referred to in Section 5(d).

            Depositor: Means CWABS, CWMBS, CWALT or CWHEQ with respect to the related Registration Statement for which the entity of the registrant.

            GAAP: As defined in Section 3(a)(v).

            EDGAR: The Commission's Electronic Data Gathering, Analysis and Retrieval system.

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            Exchange Act: The Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

            Exchange Act Reports: All Distribution Reports on Form 10-D, Current Reports on Form 8-K and Annual Reports on Form 10-K that are to be filed with respect to the related SPV pursuant to the Exchange Act.

            Indemnified Party: As defined in Section 4(a).

            Master Agreement: The ISDA Master Agreement between the Counterparty and SPV, or if no such Master Agreement exists, the ISDA Master Agreement assumed to apply to the Derivative Agreement pursuant to its terms.

            Prospectus Supplement: The prospectus supplement prepared in connection with the public offering and sale of the related Securities.

            Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or
by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

            Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

            Significance percentage: The "significance percentage", as the term is defined and used in Regulation AB.

            S-X Counterparty Guarantor: Any Counterparty Guarantor with respect to which each of the requirements set forth in Rule 3-10(b) or 3-10(c) of Regulation S-X, as applicable shall be satisfied, including with respect to the such Counterparty Guarantor and the Counterparty and the financial statements of the Counterparty Guarantor (as though the Counterparty was the issuer of registered securities).

Section 2.  Information to be Provided by the Counterparty.

      (a)   Prior to printing the related Prospectus Supplement,

            (i) the Counterparty shall provide to the related Depositor such information regarding the Counterparty (or any Counterparty Guarantor), as a derivative instrument counterparty, as is reasonably requested by the related Depositor for the purpose of compliance with Item 1115(a)(1) of Regulation AB. Such information shall include:

                  (A)   The Counterparty's legal name (and any d/b/a);

                  (B)   the organizational form of the Counterparty;

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                  (C)   a description of the general character of the business
                        of the Counterparty;

            (ii) if requested by the related Depositor (after the aggregate "significance percentage", determined absent manifest error, of all derivative instruments provided by Counterparty and any of its affiliates to the SPV is 8.00% or more in respect of
                  Item 1115(b)(1), or 18.00% or more in respect of Item 1115(b)(2)) for the purpose of compliance with Item 1115(b) with respect to a Transaction, the Counterparty shall:

                  (A) provide the relevant financial data required by Item 1115(b)(1) or (b)(2) of Regulation AB, as applicable (as specified by the related Depositor to the Counterparty) either, in the Counterparty's discretion (I) with respect to the Counterparty (which may comprise all branches of the Counterparty as a consolidated entity), any affiliated entities providing derivative instruments to the SPV and any Counterparty Guarantor (other than an S-X Counterparty Guarantor) (provided the Counterparty Guarantor Condition has been satisfied) or (II) with respect to an S-X Counterparty Guarantor (provided the Counterparty Guarantor Condition has been satisfied) (the "Company Financial Information"), in a form appropriate for use in the Prospectus Supplement and in an EDGAR-compatible form (if not incorporated by reference) and, unless otherwise instructed in writing by the Counterparty, hereby authorizes the related Depositor to incorporate by reference the financial data required by Item 1115(b)(2) of Regulation AB; and

                  (B) if applicable, cause its accountants to issue their consent to the filing or the incorporation by reference of such financial statements in the Registration Statement.

      (b)   Following the Closing Date with respect to a Transaction,

            (i) if the Counterparty provided Company Financial Information to the related Depositor for the Prospectus Supplement, within 5 Business Days of the release of any updated financial data, the Counterparty shall (1) provide current Company Financial Information (including Company Financial Information of any Counterparty Guarantor) as required under Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form (if not incorporated by reference) and, unless otherwise instructed in writing by the Counterparty, hereby authorizes the related Depositor to incorporate by reference the financial data required by Item 1115(b)(2) of Regulation AB, and (2) if applicable, cause its accountants (and, if applicable, the accountants of any Counterparty Guarantor) to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV; and

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            (ii)  if the related Depositor requests Company Financial
                  Information from the Counterparty (after the aggregate "significance percentage", determined absent manifest error, of all derivative instruments provided by Counterparty and any of its affiliates to the SPV is 8.00% or more in respect of
                  Item 1115(b)(1), or 18.00% or more in respect of Item 1115(b)(2)), for the purpose of compliance with Item 1115(b) of Regulation AB following the Closing Date, the Counterparty shall upon five Business Days written notice either (A) comply with Regulation AB by, (1) providing current Company Financial Information (including Company Financial Information of any Counterparty Guarantor) as required under Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form (if not incorporated by reference), with the understanding that, unless otherwise instructed in writing by the Counterparty, the Counterparty hereby authorizes the related Depositor to incorporate by reference the financial data required by Item 1115(b)(2) of Regulation AB, (2) if applicable, causing its accountants (and, if applicable, the accountants of any Counterparty Guarantor) to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV and (3) within 5 Business Days of the release of any updated financial data, provide current Company Financial Information (including Company Financial Information of any Counterparty Guarantor) as required under Item 1115(b) of Regulation AB (in such a manner as complies with Regulation AB) to the related Depositor in an EDGAR-compatible form and if applicable, cause its accountants (and, if applicable, the accountants of any Counterparty Guarantor) to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV or (B) assign the Derivative Agreement as provided below.

Section 3.  Representations and Warranties and Covenants of the Counterparty.

      (a) The Counterparty represents and warrants to the related Depositor, as of the date on which information is first provided to the related Depositor under Section 2(a)(ii), Section 2(b)(ii) or Section 2(b)(iii)(A), that, except as disclosed in writing the related Depositor prior to such date:

            (i) The Counterparty is required to file reports with the Commission pursuant to section 13(a) or 15(d) of the Exchange Act.

            (ii) The Counterparty has filed all reports and other materials required to be filed by such requirements during the preceding 12 months (or such shorter period that such party was required to file such reports and materials).

            (iii) The reports filed by the Counterparty, include (or incorporate by reference in conformity with Regulation AB) the financial statements of the Counterparty.

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            (iv)  The accountants who certify the financial statements and supporting schedules included in the Company Financial Information (if applicable) are independent registered public accountants as required by the Securities Act.

            (v) If applicable, with respect to the Counterparty, the financial statements included in the Company Financial Information present fairly the consolidated financial position of the Counterparty and its consolidated subsidiaries as at the dates indicated and the consolidated results of their operations and cash flows for the periods specified; except as otherwise stated in the Company Financial Information, said financial statements have been reconciled (in a manner consistent with Regulation S-X) with generally accepted accounting principles ("GAAP") applied on a consistent basis; and the supporting schedules included in the Company Financial Information present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and summary financial information included in the Company Financial Information present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements of the Counterparty.

            (vi) The Company Financial Information and other Company Information included or incorporated by reference in the Registration Statement (including through filing on an Exchange Act Report), at the time they were or hereafter are filed with the Commission, complied in all material respects with the requirements of Item 1115(b) of Regulation AB (in the case of the Company Financial Information) and, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      (b) If at any time the representations and warranties set forth in 3(a)(i) through (iii) are no longer true and correct, the Counterparty shall provide notice to the related Depositor within a reasonable time prior to any Company Financial Information being required to be included in the Registration Statement, or the Exchange Act Reports of the SPV.

      (c) If the Counterparty has elected to provide the Company Financial Information with respect to an S-X Counterparty Guarantor, the requirements set forth in Rule 3-10(b) or 3-10(c) of Regulation S-X, as applicable, shall be satisfied, including with respect to such Counterparty Guarantor and the Counterparty, and the financial statements of the Counterparty Guarantor (as though the Counterparty was the issuer of registered securities).

      (d) The Counterparty agrees that the terms of this Agreement shall be incorporated by reference into any Derivative Agreement so that each SPV who is a beneficiary of

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            a Derivative Agreement shall be an express third party beneficiary of this Agreement; provided, however, that the representations made in Section 3 of this Agreement shall not be deemed to be representations under Section 3 of the Master Agreement.

Section 4.  Indemnification; Remedies

      (a) The Counterparty shall indemnify CHL and the related Depositor, each person responsible for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act; each broker dealer acting as underwriter, each person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing (each, an "Indemnified Party"), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

            (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, accountants' consent or other material provided in written or electronic form under Section 2 by or on behalf of the Counterparty (collectively, the "Company Information"), or (B) the omission or alleged omission to state in the Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            (ii) if any representation or warranty set forth in Section 3(a) is made as of a date prior to the Closing Date, any breach by the Counterparty of such representation or warranty, to the extent that such breach is not cured by the Closing Date, or if any representation or warranty pursuant to Section 3 is required to be made as of a date subsequent to the Closing Date, any breach by the Counterparty of such representation or warranty, to the extent that such breach is not cured by the date required hereunder;

            provided, however that the foregoing shall not apply to any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses caused by the negligence or any willful action of an Indemnified Party, including without limitation any failure to make any filings as and when required under Regulation AB.

      (b)   (i)   If the Counterparty is required to provide Company Information under the terms of Item 1115 of Regulation AB as of the Closing Date and the Counterparty or any Counterparty
                  Guarantor fails to take such actions as are necessary to comply with the requirements of Item 1115 of Regulation AB as and when required, to the extent that such breach is not cured by the Closing Date (or in the case of information needed for purposes of printing

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                  the Prospectus Supplement, the date of printing of the
                  Prospectus Supplement), or any breach by the Counterparty or any Counterparty Guarantor of a representation or warranty pursuant to Section 3 to the extent made as of a date prior to the Closing Date, then such failure shall, except as provided in clause (ii) or (iii) of this Section 4, constitute an Additional Termination Event (as defined in the Master Agreement) with the Counterparty as the sole Affected Party (as defined in the Master Agreement) under the Derivative Agreement. In the event that an Early Termination Date is designated in connection with such Additional Termination Event, a termination payment (if any) shall be payable as of the Early Termination Date by the applicable party as determined by the application of Section 6(e)(ii) of the Master Agreement, with Market Quotation and Second Method being the applicable method for determining the termination payment (notwithstanding anything in the Derivative Agreement to the contrary).

            (ii) If the Counterparty or any Counterparty Guarantor has received written notice from the Depositor that the Counterparty or any Counterparty Guarantor is required to provide Company Financial Information under the terms of Item 1115 of Regulation AB as of a specified date and the Counterparty or any Counterparty Guarantor fails to take such actions as are necessary to comply with the requirements of Item 1115 of Regulation AB as and when required, and if such failure continues unremedied for the lesser of ten calendar days after the date on which such information, report, or accountants' consent was required to be delivered or such period in which the applicable Exchange Act Report for which such information is required can be timely filed (without taking into account any extensions permitted to be filed), and the Counterparty has not, at its own cost, within the period in which the applicable Exchange Act Report for which such information is required can be timely filed caused another entity (which meets any applicable ratings threshold in the Derivative Agreement) to replace the Counterparty as party to the Derivative Agreement, in each case to or from, as applicable, an entity that (i) has signed an agreement with CHL and the Depositors substantially in the form of this Agreement, (ii) has agreed to deliver any information, report, certification or accountants' consent when and as required under Section 2 hereof and (iii) meets the rating conditions applicable to a derivative counterparty for the relevant asset-backed securities of each applicable rating agency, if applicable, then (unless the Counterparty has taken the actions in clause
                  (iii) of this Section), an Additional Termination Event (as defined in the Master Agreement) shall have occurred with the Counterparty as the sole Affected Party. In the event that an Early Termination Date is designated in connection with such Additional Termination Event, a termination payment (if any) shall be payable by the applicable party as of the Early Termination Date as determined by the application of Section 6(e)(ii) of the Master Agreement, with Market Quotation and Second Method being

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                  the applicable method for determining the termination payment
                  (notwithstanding anything in the Derivative Agreement to the contrary).

            (iii) At any time that the Counterparty has failed to meet its obligations under Item 1115 and has failed to transfer any applicable Transaction pursuant to clause (ii) of this Section, then on or prior to any Early Termination Date, the Counterparty may elect to designate a date as an Early Termination Date (an "Elective Termination Date"), and the termination payment referenced in clause (i) or (ii) above, as applicable, shall be calculated and paid as provided in such applicable clause.

            (iv) In the event that the Counterparty or the SPV has found a replacement entity in accordance with Section 4(b)(ii), the Counterparty shall promptly reimburse the SPV for all reasonable incidental expenses incurred by the SPV, as such are incurred, in connection with the termination of the Counterparty as counterparty and the entry into a new Derivative Agreement. The provisions of this paragraph shall not limit whatever rights the SPV may have under other provisions of this Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

Section 5.  Miscellaneous.

      (a) Company Financial Information. Notwithstanding anything to the contrary contained herein, if Regulation AB is amended, or the Commission has issued interpretive guidance uniformly applicable to registrants of Asset-Backed Securities allowing the presentation of the financial information required by Item 1115 of Regulation AB with respect to an affiliate of the Counterparty rather than the Counterparty and any affiliated entities providing derivatives to the SPV, "Company Financial Information" shall be deemed to refer to the financial information of such permitted entity provided the Counterparty has received written confirmation from CHL that no amendment to this Agreement is necessary. The parties shall reasonably cooperate with respect to any amendments to this Agreement to reflect such amendment or interpretation.

      (b)   Construction. Throughout this Agreement, as the context requires,
            (a) the singular tense and number includes the plural, and the plural tense and number includes the singular; (b) the past tense includes the present, and the present tense includes the past; and
            (c) references to parties, sections, schedules, and exhibits mean the parties, sections, schedules, and exhibits of and to this Agreement. The section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend, or interpret the scope of this Agreement or of any particular section.

      (c) Assignment. None of the parties may assign their rights under this Agreement without the prior written consent of the other parties. Subject to the foregoing, this

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            Agreement shall be binding on and inure to the benefit of the parties and their respective successors and permitted assigns.

      (d) Counterparty Guarantor. The Counterparty shall cause any Counterparty Guarantor to execute a joinder agreement in the form attached hereto as Exhibit B acknowledging its rights and obligations under this Agreement and setting forth certain additional obligations with respect to such Counterparty Guarantor.

      (e) No Third-Party Benefits Except as Specified. None of the provisions of this Agreement are intended to benefit, or to be enforceable by, any third-party beneficiaries except the related SPV and any trustee of an SPV or any Administrator and any Counterparty Guarantor.

      (f) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflict of laws principles thereof.

      (g) Amendment and Waiver. This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto. No waiver of any provision of this Agreement or of any rights or obligations of any party under this Agreement shall be effective unless in writing and signed by the party or parties waiving compliance, and shall be effective only in the specific instance and for the specific purpose stated in that writing.

      (h) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      (i) Additional Documents. Each party hereto agrees to execute any and all further documents and writings and to perform such other actions which may be or become reasonably necessary or expedient to effectuate and carry out this Agreement.

      (j) Severability. Any provision hereof which is prohibited or unenforceable shall be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

      (k) Integration. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.

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                  IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                   CWABS, INC.



                                   By:     /s/ Kushal Bhakta
                                      -----------------------------------------
                                        Name:  Kushal Bhakta
                                        Title:


                                   CWMBS, INC.



                                  By:      /s/ Kushal Bhakta
                                      -----------------------------------------
                                        Name:  Kushal Bhakta
                                        Title:


                                   CWALT, INC.



                                  By:      /s/ Kushal Bhakta
                                      -----------------------------------------
                                        Name:  Kushal Bhakta
                                        Title:



                                   CWHEQ, INC.



                                  By:      /s/ Kushal Bhakta
                                      -----------------------------------------
                                        Name:  Kushal Bhakta
                                        Title:


                                   COUNTRYWIDE HOME LOANS, INC.



                                  By:      /s/ Kushal Bhakta
                                      -----------------------------------------
                                        Name:  Kushal Bhakta
                                        Title: First Vice President

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                                   UBS AG



                                   By:     /s/ Stephen A. Thatcher
                                      -----------------------------------------
                                        Name:  Stephen A. Thatcher
                                        Title: Director and Counsel, Region
                                               Americas Legal, Fixed Income
                                               Section


                                     UBS AG



                                   By:     /s/ Lori Corenthal
                                      -----------------------------------------
                                        Name:  Lori Corenthal
                                        Title: Director
                                               Region Americas Legal
                                               Fixed Income Section

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                                    EXHIBIT A
                                    ---------

                    Transaction(s) covered by this Agreement

1. CWALT, Inc. Alternative Loan Trust 2006-43CB


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                                    EXHIBIT B
                                    ---------

                                 Form of Joinder

The undersigned Counterparty Guarantor as defined in that certain 1115 Agreement COUNTRYWIDE HOME LOANS, INC., a New York corporation, CWABS, INC., a Delaware corporation, CWMBS, Inc., a Delaware corporation, CWALT, Inc., a Delaware corporation, CWHEQ, Inc., a Delaware corporation and [o], as counterparty (the "Counterparty"), dated as of [ ], 2006 (the "1115 Agreement"), has reviewed the 1115 Agreement and acknowledges and agrees to the terms and conditions of such 1115 Agreement with respect to its rights and obligations as a Counterparty Guarantor thereunder.

The undersigned Counterparty Guarantor further acknowledges and agrees that as of the date hereof, (1) the representations and warranties set forth in Section 3 of the 1115 Agreement are true and correct as of the date hereof with respect to the Counterparty Guarantor and (2) that the terms of Section 3(b) and Section 4 of the 1115 Agreement shall apply to such Counterparty Guarantor as if it were named in such section in each instance where the "Counterparty" is named.



                                                        [           ]

                                                        By:
                                                        Name:
                                                        Title:


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